UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 485-9167

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a) A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

(b) Not applicable.

DECEMBER 31, 2025 ANNUAL REPORT

NexPoint Real Estate Strategies Fund

NexPoint Real Estate Strategies Fund

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Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest

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Portfolio Manager Commentary (unaudited)

December 31, 2025	NexPoint Real Estate Strategies Fund

Dear Shareholders,

We are pleased to present NexPoint Real Estate Strategies Fund’s (NRES) annual report for the 2025 calendar year-end. We continue to spend an enormous amount of time, energy, and effort in constructing a strategy that we believe provides investors unique access to the real estate sector while strategically allocating capital in a thoughtful, forward-thinking manner throughout the entire real estate cycle. We aim to achieve four primary objectives: to provide (i) current income, (ii) long-term total return, (iii) lower correlation to the equity markets and outperform the MSCI US REIT Index, and (iv) minimize drawdowns during market downturns while maximizing risk-adjusted returns. Our investment philosophy employs a “hands on” approach whereby each step of the investment process is performed in-house by an investment team that is active in all facets of the real estate capital markets. As a result, we believe we can identify and effectively exploit the arbitrage between public and private real estate values.

Performance Overview

Publicly traded REITs were down 11.63% from the beginning of 2025 to the April 8, 2025 low, but rebounded, ending the year up positive 2.95%. NexPoint Real Estate Strategies Class Z shares posted a total return of -9.52% during 2025. Since inception in July 2016, NexPoint Real Estate Strategies Class Z shares returned 38.74% underperforming the MSCI US REIT Index by 14.87%. Private real estate investment trusts were the largest detractors to performance in 2025. Top contributors included securitized multifamily debt and single name shorts.

The Markets in Review

The U.S. commercial real estate market delivered modest gains in 2025 amid a challenging capital environment. High interest rates and tighter credit led to valuation declines early in the year, but property values stabilized by late 2025 as inflation cooled and the Federal Reserve began easing policy.

The commercial real estate market experienced varied performance across sectors. The multifamily segment, particularly apartments, delivered a total return of approximately 5.0% in the private market, driven primarily by income as property values remained flat. In contrast, publicly traded apartment REITs underperformed, posting a negative total return, reflecting valuation pressures and higher cap rates. Rent growth in this segment remained healthy, and occupancy held steady.

The single-family rental (SFR) sector showed a total return in the low single digits for the private market. Public SFR REITs (INVH & AMH) fared much worse, with a total return of approximately -10.0%, as rising cap rates and NAV discounts weighed on valuations. Despite this, fundamentals remained solid, with rent growth and occupancy levels stable.

Life sciences real estate, which is typically categorized under office in private indices, saw muted performance in the private market, with estimated total returns in the low single digits. However, Alexandria Real Estate (ARE), one of the largest public Life-Sciences REITs, declined approximately 47%, making it one of the worst-performing REITs of the year.

The self-storage sector has moved from the post-pandemic “rent spike” into a normalization phase, where street-rate pricing and occupancy are still working through excess supply in many metros, but data are showing early signs of stabilization. On operating fundamentals, advertised rents are no longer soft, but growth remains modest.

The industrial sector remained resilient. In the private market, it achieved a total return in the low single digits, with income contributing the bulk of performance and modest appreciation. Public industrial REITs outperformed, buoyed by investor confidence in logistics and warehouse demand. Rent growth moderated to around 5% year-over-year, and vacancy rates rose to roughly 7% before stabilizing. New supply declined significantly, setting the stage for potential reacceleration in fundamentals moving into 2026.

Looking into 2026, conditions appear more supportive for a gradual re-alignment between public and private real estate valuations. Markets are increasingly discounting some degree of rate relief, which would reduce borrowing costs and, at the margin, improve the feasibility of transactions — potentially allowing cap rates to stabilize or modestly compress as financing spreads normalize. At the same time, private capital is positioned to become more active with meaningful dry powder and a growing consensus that pricing is near a cyclical trough should translate into a healthier bid as sellers’ expectations adjust. The base case is not a straight-line recovery, but a more constructive environment for select opportunities, with cautious optimism warranted so long as inflation and credit conditions cooperate.

Portfolio Discussion

As of December 31, 2025, the Fund’s long assets totaled $23.306 million. The Fund’s long assets were approximately 78.0% invested in real estate, real estate investment trusts, and mortgage real estate investment trusts and 22.0% invested across debt securities, public and private equities, and structured products.

The top contributors to performance included securitized multi family debt, single name shorts and NexPoint Real Estate Finance. The most significant detractors to performance during the period was the Fund’s investment in private real estate in Life Sciences, Hospitality/Entertainment and Single Family Rental Homes.

We believe our ability to leverage information from being both an owner-operator and lender to commercial real estate investments allows us to find relative value throughout the capital stack with the goal of delivering higher than average risk-adjusted returns. We will continue to seek to take advantage of market dislocations and be tactical in our investment decisions by shifting the portfolio’s asset-mix based upon where we believe we are in the real estate cycle.

We want to thank you for your support, and we will continue to work diligently to create value for our shareholders.

Sincerely,

Jim Dondero

Portfolio Manager

NexPoint Real Estate Strategies Fund

Matt McGraner

Portfolio Manager

NexPoint Real Estate Strategies Fund

ANNUAL REPORT | 1

Portfolio Manager Commentary (unaudited) (concluded)

December 31, 2025	NexPoint Real Estate Strategies Fund

Growth of Hypothetical $10,000 Investment

	Average Annual Total Returns

	Class A		Class C		Class Z

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-9.70%	-14.86%	-10.39%	-11.21%	-9.52%	N/A

Five Year	3.88%	2.65%	3.07%	3.07%	4.12%	N/A

Since Inception:	3.11%	2.47%	2.46%	2.46%	3.44%	N/A

(July 21, 2016) for Class A and C

(July 1, 2016) for Class Z

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within 18 months after purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpointres.com. The gross annualized expense ratios of the Fund are: Class A: 4.41%, Class C: 5.16%, Class Z: 4.16%. NexPoint Advisors, L.P. (the “Investment Adviser”) has contractually agreed to limit the total annual operating expenses (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (as defined in Note 7). Total net annualized operating expenses for each class after reimbursement are Class A 2.96%, Class C 3.71%, Class Z 2.71%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this limitation, performance results would have been lower.

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences.

Interval fund investing involves risk including the possible loss of principal.

ANNUAL REPORT | 2

Fund Profile (unaudited)

December 31, 2025	NexPoint Real Estate Strategies Fund

Objective

NexPoint Real Estate Strategies Fund seeks long-term total return with an emphasis on current income.

Net Assets as of December 31, 2025

$24.5 million

Portfolio Data as of December 31, 2025

The information below provides a snapshot of NexPoint Real Estate Strategies Fund at the end of the reporting period. NexPoint Real Estate Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 12/31/2025(1)%

Real Estate Investment Trust	41.1
Real Estate	36.9
Asset-Backed Security	2.3
Agency Collateralized Mortgage Obligation	0.1
Other Investments and Assets & Liabilities	19.6

Top 10 Holdings as of 12/31/2025(1)(2)%

NRESF REIT SUB, LLC (Common Stock)	18.0
NexPoint Real Estate Finance, Inc., REIT (Common Stock)	16.2
IQHQ, Inc. 10.50%, 12/31/2049 (Preferred Stock)	8.5
NRES REIT SUB II, LLC (Common Stock)	7.4
IQHQ, LP 13.50%, 12/31/2049 (Revolving Credit Note)	6.2
Ground Lease (Common Stock)	5.7
NRES Storage Partners Operating Co., LLC 9.00%, 10/1/2026 (U.S. Senior Loans)	5.6
IQHQ, Inc. (Common Stock)	4.3
NexPoint Residential Trust, Inc. (Common Stock)	3.5
NexPoint Storage Partners, Inc. (Common Stock)	3.1

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes NRESF REIT SUB, LLC, as the entity is intended to hold private debt. NRESF REIT SUB, LLC is an affiliated issuer.

ANNUAL REPORT | 3

Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

A GUIDE TO UNDERSTANDING THE FUND’S FINANCIAL STATEMENTS

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their fair value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.
Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.
Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.
Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.
Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.
Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).
Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

ANNUAL REPORT | 4

Investment Portfolio

As of December 31, 2025	NexPoint Real Estate Strategies Fund

Shares		Amortized Cost ($)	Value ($)
Common Stock – 65.4%

REAL ESTATE – 0.7%
1,000	NRES CMP Holdco (a)(b)(c)(d)	200,000	166,980

REAL ESTATE INVESTMENT TRUST – 64.7%
75,000	Dreamscape Entertainment Properties, Inc. (a)(b)	1,500,000	340,875
80,000	Ground Lease (a)(b)(d)	1,600,000	1,396,800
411,912	IQHQ, Inc. (d)(e)	2,730,515	1,721,792
550	Mid-America Apartment Communities	72,843	76,401
281,817	NexPoint Real Estate Finance, Inc., REIT (c)(f)	4,788,198	3,967,988
28,322	NexPoint Residential Trust, Inc. (c)(f)	562,934	852,492
1,321	NexPoint Storage Partners, Inc. (a)(b)(c)(d)	1,103,007	763,927
235	NRES REIT SUB II, LLC (a)(b)(c)(d)	1,435,751	1,803,747
154,944,094	NRESF REIT SUB, LLC (a)(b)(c)(d)	2,790,303	4,400,412
37,256	Safehold (f)	1,521,948	510,035

			15,834,469

	Total Common Stock (Cost $18,305,499)		16,001,449

U.S. Senior Loans (g) – 10.1%
REAL ESTATE – 10.1%
368,103	NRES GERONIMO, LLC, 11.00%, 02/24/2028 (a)(b)(c)	368,103	360,077
726,900	NRES SPE, LLC Promissory Note Term Loan, EFFR + 2.00%, 12/31/2027 (a)(b)(c)(g)	726,900	726,900
1,400,000	NRES Storage Partners Operating Co., LLC, 9.00%, 10/01/2026 (a)(b)(c)	1,400,000	1,382,220

			2,469,197

	Total U.S. Senior Loans (Cost $2,495,003)		2,469,197

Preferred Stock – 8.9%
REAL ESTATE – 8.9%
2,106,000	IQHQ, Inc., Series D-1 10.50%(a)(b)	1,468,100	2,069,040
112,000	IQHQ, Inc., Series E-1 16.50% (a)(b)	93,145	111,266

	Total Preferred Stock (Cost $1,561,245)		2,180,306

Revolving Credit Note – 6.2%
REAL ESTATE – 6.2%
1,552,017	IQHQ, LP 13.50%, 9/30/2028 (a)(b)	1,552,017	1,534,480

	Total Revolving Credit Note (Cost $1,552,017)		1,534,480

Asset-Backed Securities – 2.2%
300,000	CIFC Funding, Series 2014- 4RA, Class SUB 0.00%, 1/17/2035 (h)(i)(j)	94,500	67,440
291,000	CIFC Funding, Series 2014-5A, Class SUB 0.00%, 1/19/2027 (h)(i)(j)	38,814	91,665
250,000	CIFC Funding, Series 2015-1A, Class SUB 0.00%, 1/22/2031 (h)(i)(j)	200,050	125

Shares		Amortized Cost ($)	Value ($)
12,655,607	FRESB Mortgage Trust, Series 2020-SB76, Class X1 0.00%, 5/25/2030 (h)(j)(k)	430,715	384,933

	Total Asset-Backed Securities (Cost $764,079)		544,163

Agency Collateralized Mortgage Obligation – 0.1%
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.02%, 9/25/2046 (j)(k)	7,460	22,025

	Total Agency Collateralized Mortgage Obligation (Cost $7,460)		22,025

Units
Rights – 0.0%
FINANCIALS – 0.0%
22,892	United Development Funding, CVR (a)(b)(d)	—	—

	Total Rights (Cost $—)		—

Shares
Cash Equivalents – 2.3%
MONEY MARKET FUND – 2.3%
554,692	Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.650% (l)	554,692	554,692

	Total Cash Equivalents (Cost $554,692)		554,692

Total Investments – 95.2%			23,306,312

(Cost $25,239,995)
Securities Sold Short – (11.8)%
Common Stock – (11.8)%
REAL ESTATE INVESTMENT TRUST – (11.8)%
(6,900)	Ryman Hospitality Properties, REIT		(652,878)
(48,500)	SL Green Realty, REIT		(2,224,695)

			(2,877,573)

	Total Common Stock (Proceeds $1,645,613)		(2,877,573)

	Total Securities Sold Short- (11.8)% (Proceeds $1,645,613)		(2,877,573)

Other Assets & Liabilities, Net – 16.6% (m)			4,042,816

NET ASSETS - 100.0%			24,471,555

(a)

Securities with a total aggregate value of $15,056,724, or 61.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a- 5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 5

Investment Portfolio (concluded)

As of December 31, 2025	NexPoint Real Estate Strategies Fund

readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $15,056,724, or 61.5% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2025. Please see Notes to Investment Portfolio.
(c)	Affiliated issuer. Assets with a total aggregate fair value of $14,424,743, or 58.9% of net assets, were affiliated with the Fund as of December 31, 2025.
(d)	Non-income producing security.
(e)

Securities with a total aggregate value of $1,721,792, or 7.0% of net assets, were valued using the issuer’s fair market value NAV as practical expedient under ASC 820. Please see Notes to Financial Statements for an explanation of this hierarchy.

(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $2,287,583.
(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks or (iii) the Certificate of Deposit rate. As of December 31, 2025, the Effective Federal Funds Rate (EFFR) was 3.64%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly.

Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(h)	No interest rate available.
(i)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At December 31, 2025, these securities amounted to $159,230 or 0.7% of net assets.

(j)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(k)	As of December 31, 2025, investments with a total aggregate value of $406,958 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(l)	Rate reported is 7 day effective yield.
(m)	As of December 31, 2025, $2,910,073 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

LLC	- Limited Liability Company
REIT	- Real Estate Investment Trust

Reverse Repurchase Agreements outstanding as of December 31, 2025 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3, 9/25/2046	4.83	12/5/2025	1/7/2026	$(17,075)	$(17,000)	$(17,000)
Mizuho	FRESB Mortgage Trust, Series 2020-SB76, Class X1, 05/25/2030	4.83	12/5/2025	1/7/2026	(289,275)	(288,000)	(288,000)

Total Reverse Repurchase Agreements						$(305,000)	$(305,000)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 6

Statement of Assets and Liabilities

As of December 31, 2025	NexPoint Real Estate Strategies Fund

	($	)
Assets
Investments, at value	8,326,877
Affiliated investments, at value (Note 11)	14,424,743

Total Investments, at value	22,751,620
Restricted cash	2,910,073
Cash	538,401
Cash equivalents	554,692
Cash pledged as collateral on reverse repurchase agreements	460,000
Receivable for:
Dividends and Interest	417,889
Investment Adviser Fees	75,430
Fund shares sold	21,764
Prepaid expenses and other assets	19,078

Total assets	27,748,947

Liabilities:
Securities sold short, at value (Note 2)	2,877,573
Reverse repurchase agreements (Note 3 and 5)	305,000
Payable for:
Due to broker	20,995
Administration fees	20,985
Interest expense and commitment fee	8,280
12B-1 Fees Class C	1,503
12B-1 Fees Class A	1,251
Accrued expenses and other liabilities	41,805

Total liabilities	3,277,392

Net Assets	24,471,555

Net Assets Consist of:
Paid-in capital	29,437,813
Total accumulated loss	(4,966,258)

Net Assets	24,471,555

Investments, at cost	11,310,107
Affiliated investments, at cost (Note 11)	13,375,196
Cash equivalents, at cost	554,692
Proceeds from securities sold short	1,645,613
Proceeds from reverse repurchase agreements	305,000
Class A:
Net assets	$5,452,179
Shares outstanding (unlimited shares authorized)	416,577
Net asset value per share(a)(b)	$13.09
Maximum offering price per share(c)	$13.89
Class C:
Net assets	$1,584,204
Shares outstanding (unlimited shares authorized)	119,162
Net asset value and offering price per share(a)	$13.29
Class Z:
Net assets	$17,435,172
Shares outstanding (unlimited shares authorized)	1,311,563
Net asset value, offering and redemption price per share	$13.29

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 7

Statement of Operations

For the Year Ended December 31, 2025	NexPoint Real Estate Strategies Fund

($ )
Investment Income:
Income:
Dividends from unaffiliated issuers	56,440
Dividends from affiliated issuers (Note 11)	28,032
Securities lending income (Note 12)	7
Interest from unaffiliated issuers	393,593
Interest from affiliated issuers	152,271
Interest paid in kind from unaffiliated issuers	152,017
Interest paid in kind from affiliated issuers	112,028

Total income	894,388

Expenses:
Investment advisory (Note 7)	377,899
Dividends and fees on securities sold short (Note 2)	169,461
Interest expense and commitment fees (Note 5)	141,576
Transfer agent fees	105,904
Audit and tax preparation fees	97,342
Pricing fees	77,334
Miscellaneous	64,811
Reports to shareholders	62,382
Administration fees (Note 7)	49,571
Legal fees	48,253
Distribution and shareholder service fees: (Note 7)
Class A	16,873
Class C	22,646
Registration fees	34,317
Custodian/wire agent fees	17,827
Trustees fees (Note 7)	10,427

Total operating expenses before waiver	1,296,623

Less: Expenses waived or borne by the investment adviser and administrator	(377,899)
Less: Reimbursement from Investment Adviser	(58,275)

Net operating expenses	860,449

Net investment income	33,939

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	(365,874)
Investments from affiliated issuers (Note 11)	(29,974)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	(2,252,286)
Investments in affiliated issuers (Note 11)	(1,446,611)
Securities sold short (Note 2)	1,136,493

Net realized and unrealized gain (loss) on investments	(2,958,252)

Total decrease in net assets resulting from operations	(2,924,313)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 8

Statements of Changes in Net Assets

NexPoint Real Estate Strategies Fund

	Year Ended December 31, 2025 ($)	Year Ended December 31, 2024 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	33,939	1,140,669
Net realized gain (loss) on investments	(395,848)	287,400
Net change in unrealized (depreciation) on investments	(2,562,404)	(1,626,590)

Net (decrease) in net assets resulting from operations	(2,924,313)	(198,521)

Distributions to Shareholders from Earnings:
Class A	(7,170)	(287,561)
Class C	(1,253)	(99,495)
Class Z	(14,116)	(887,081)

Total Distributions to Shareholders from Earnings	(22,539)	(1,274,137)

Distributions from Paid in Capital:
Class A	(644,101)	(442,761)
Class C	(192,281)	(153,194)
Class Z	(2,045,872)	(1,365,851)

Total Distributions from Paid in Capital	(2,882,254)	(1,961,806)

Total Distributions	(2,904,793)	(3,235,943)

Decrease in net assets from operations and distributions	(5,829,106)	(3,434,464)

Share Transactions:
Proceeds from sale of shares
Class A	69,256	1,284,246
Class C	6,394	43,310
Class Z	884,447	2,961,727
Value of distributions reinvested
Class A	259,436	306,450
Class C	54,011	75,162
Class Z	333,225	555,029
Cost of shares redeemed
Class A	(1,114,099)	(2,519,128)
Class C	(933,693)	(890,747)
Class Z	(3,806,764)	(4,227,258)

Net decrease from shares transactions	(4,247,787)	(2,411,209)

Total Decrease in Net Assets	(10,076,893)	(5,845,673)

Net Assets
Beginning of year	34,548,448	40,394,121

End of year	24,471,555	34,548,448

Amounts designated as “—” are $0 or have been rounded to $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 9

Statements of Changes in Net Assets (concluded)

NexPoint Real Estate Strategies Fund

	Year Ended December 31, 2025	Year Ended December 31, 2024
CAPITAL STOCK ACTVITIY – SHARES

Class A:
Shares sold	4,911	76,338
Issued for distribution reinvested	17,825	18,455
Shares redeemed	(78,846)	(151,258)

Net decrease in fund shares	(56,110)	(56,465)

Class C:
Shares sold	422	2,510
Issued for distribution reinvested	3,653	4,463
Shares redeemed	(62,928)	(52,553)

Net decrease in fund shares	(58,853)	(45,580)

Class Z:
Shares sold	58,795	173,272
Issued for distribution reinvested	22,583	32,925
Shares redeemed	(257,109)	(250,426)

Net decrease in fund shares	(175,731)	(44,229)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 10

Statement of Cash Flows

For the Year Ended December 31, 2025	NexPoint Real Estate Strategies Fund

($ )
Cash Flows Provided by (Used In) Operating Activities:
Net increase (decrease) in net assets resulting from operations	(2,924,313)

Adjustments to Reconcile Increase (Decrease) in Net Assets to Net Cash Used in Operating Activities:
Purchases of investment securities from unaffiliated issuers	(2,376,934)
Purchases of investment securities from affiliated issuers	(1,145,326)
Proceeds from the disposition of investment securities from unaffiliated issuers	8,455,593
Proceeds from the disposition of investment securities from affiliated issuers	2,543,924
Interest paid in kind from unaffiliated issuers	(152,017)
Interest paid in kind from affiliated issuers	(112,028)
Proceeds from return of capital of investment securities from unaffiliated issuers	660,929
Proceeds from return of capital of investment securities from affiliated issuers	878,946
Net realized loss on Investments from unaffiliated issuers	365,874
Net realized loss on Investments from affiliated issuers	29,974
Net change in unrealized (appreciation) depreciation on unaffiliated investments	2,252,286
Net change in unrealized (appreciation) depreciation on affiliated investments	1,446,611
Net change in unrealized (appreciation) depreciation on securities sold short	(1,136,493)
Net accretion of discount	22,398
(Increase) decrease in dividends and interest receivable	70,502
(Increase) decrease in receivable for investment advisory fees	(75,430)
(Increase) decrease in due from broker	112,242
(Increase) decrease in prepaid expenses and other assets	(3,863)
Increase (decrease) in due to broker	20,995
Increase (decrease) in payable for investment advisory fees	(6,480)
Increase (decrease) in payable for interest and commitment fees	(12,144)
Increase (decrease) in accrued expense and other liabilities	7,130

Net cash flow provided by (used in) operating activities	8,922,376

Cash Flows Used in Financing Activities:
Proceeds from reverse repurchase agreements	(2,683,000)
Distributions paid in cash	(2,258,121)
Payments of shares redeemed	(5,854,556)
Proceeds from shares sold net of change in receivable	967,292

Net cash flow provided by (used in) financing activities	(9,828,385)

Net decrease in Cash	(906,009)

Cash, Cash Equivalents, Foreign Currency and Restricted Cash:
Beginning of year	5,369,175

End of year	4,463,166

End of the Year Cash Balances:
Cash and cash equivalents	1,093,093
Restricted cash	2,910,073
Cash pledged as collateral on reverse repurchase agreements	460,000

End of year	4,463,166

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	646,672
Cash paid during the period for interest expense and commitment fees	153,720
Paid in Kind Interest	264,045

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 11

Financial Highlights

NexPoint Real Estate Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$15.98	$17.51	$19.73	$21.31	$16.19

Income from Investment Operations:

Net investment income(a)(h)	—	0.48	0.51	0.31	0.09

Net realized and unrealized gain (loss)	(1.47)	(0.59)	(1.31)	(0.47)	6.46

Total from Investment Operations	(1.47)	(0.11)	(0.80)	(0.16)	6.55

Less Distributions Declared to shareholders:

From net investment income	(0.01)	(0.57)	(0.52)	(0.30)	(0.34)

From return of capital	(1.41)	(0.85)	(0.90)	(1.12)	(1.09)

Total distributions declared to shareholders	(1.42)	(1.42)	(1.42)	(1.42)	(1.43)

Net Asset Value, End of year(b)	$13.09	$15.98	$17.51	$19.73	$21.31

Total Return(b)(c)	(9.70)%	(0.60)%	(4.30)%	(1.15)%	42.42%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Year (000’s)	$5,452	$7,555	$9,265	$9,288	$5,903

Gross operating expenses(e)	4.41%	4.00%	4.25%	2.87%	3.08%

Net investment income (loss)	(0.01)%	2.88%	2.66%	1.42%	0.51%

Portfolio turnover rate	3%	13%	10%	41%	41%

Average commission rate paid(f)	$0.0154	$—	$0.0289	$—	$0.0225

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	2.96%	3.32%	3.18%	2.28%	1.99%

Interest expense and commitment fees	0.47%	0.80%	0.77%	0.25%	—%

Dividends and fees on securities sold short	0.56%	0.46%	0.47%	0.06%	0.02%

(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.07% impact to the net expenses ratio.
(h)

The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income (loss) for the period due to class specific distribution fees charged to Class A and C. See Note 7 for further details.

Amounts designated as “—” are zero or have been rounded to zero.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 12

Financial Highlights (continued)

NexPoint Real Estate Strategies Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$16.20	$17.73	$19.96	$21.56	$16.37

Income from Investment Operations:

Net investment income (loss)(a)(h)	(0.12)	0.36	0.36	0.15	(0.04)

Net realized and unrealized gain (loss)	(1.48)	(0.60)	(1.31)	(0.49)	6.52

Total from Investment Operations	(1.60)	(0.24)	(0.95)	(0.34)	6.48

Less Distributions Declared to shareholders:

From net investment income	(0.03)	(0.52)	(0.47)	(0.26)	(0.32)

From return of capital	(1.28)	(0.77)	(0.81)	(1.00)	(0.97)

Total distributions declared to shareholders	(1.31)	(1.29)	(1.28)	(1.26)	(1.29)

Net Asset Value, End of year(b)	$13.29	$16.20	$17.73	$19.96	$21.56

Total Return(b)(c)	(10.39)%	(1.36)%	(5.02)%	(1.93)%	41.32%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Year (000’s)	$1,585	$2,885	$3,964	$4,558	$2,706

Gross operating expenses(e)	5.16%	4.74%	4.98%	3.64%	3.85%

Net investment income (loss)	(0.79)%	2.11%	1.90%	0.69%	(0.21)%

Portfolio turnover rate	3%	13%	10%	41%	41%

Average commission rate paid(f)	$0.0154	$—	$0.0289	$—	$0.0225

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	3.71%	4.07%	3.93%	3.05%	2.74%

Interest expense and commitment fees	0.47%	0.80%	0.77%	0.25%	—%

Dividends and fees on securities sold short	0.56%	0.46%	0.47%	0.06%	0.02%

(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.07% impact to the net expenses ratio.
(h)

The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income (loss) for the period due to class specific distribution fees charged to Class A and C. See Note 7 for further details.

Amounts	designated as “—” are zero or have been rounded to zero.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 13

Financial Highlights (concluded)

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$16.21	$17.74	$19.97	$21.54	$16.36

Income from Investment Operations:

Net investment income(a)	0.04	0.53	0.57	0.36	0.14

Net realized and unrealized gain (loss)	(1.50)	(0.60)	(1.33)	(0.46)	6.51

Total from Investment Operations	(1.46)	(0.07)	(0.76)	(0.10)	6.65

Less Distributions Declared to shareholders:

From net investment income	(0.02)	(0.58)	(0.54)	(0.31)	(0.38)

From return of capital	(1.44)	(0.88)	(0.93)	(1.16)	(1.09)

Total distributions declared to shareholders	(1.46)	(1.46)	(1.47)	(1.47)	(1.47)

Net Asset Value, End of year(b)	$13.29	$16.21	$17.74	$19.97	$21.54

Total Return(b)(c)	(9.52)%	(0.34)%	(4.06)%	(0.85)%	42.68%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Year (000’s)	$17,435	$24,109	$27,165	$25,711	$15,493

Gross operating expenses(e)	4.16%	3.75%	4.02%	2.61%	2.85%

Net investment income (loss)	0.25%	3.12%	2.95%	1.66%	0.78%

Portfolio turnover rate	3%	13%	10%	41%	41%

Average commission rate paid(f)	$0.0154	$—	$0.0289	$—	$0.0225

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(g)	2.71%	3.07%	2.94%	2.03%	1.73%

Interest expense and commitment fees	0.47%	0.80%	0.77%	0.25%	—%

Dividends and fees on securities sold short	0.56%	0.46%	0.47%	0.06%	0.02%

(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.07% impact to the net expenses ratio.

	For the Years Ended December 31,
	2025	2024	2023	2022	2021

Borrowings at end of period

Aggregate Amount Outstanding	$305,000	$2,988,000	$6,036,000	$3,966,000	$29,000

Asset Coverage Per $1,000*	81,098.22	12,551.77	771.07	1,036.22	832,099.72

*	See Note 6 for further details.

Amounts designated as “—” are zero or have been rounded to zero.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS | 14

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

Note 1. Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the year ended December 31, 2025. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of NexPoint Asset Management, L.P., is the Investment Adviser to the Fund.

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Segment Reporting

The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption

of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is the Investment Adviser through its management, investment, and operating functions, which is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial

ANNUAL REPORT | 15

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

Each class of the Fund’s NAV of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations. The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgement of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its year end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that

ANNUAL REPORT | 16

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2025, the Fund’s investments consisted of Real Estate Investment Trusts (“REITs”) and other real estate investments, common stocks, preferred stocks, asset-backed securities, collateralized mortgage obligations, U.S. senior loans, revolving credit notes, rights and cash equivalents. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

ANNUAL REPORT | 17

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2025 is as follows:

	Total value at December 31, 2025 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)

NexPoint Real Estate Strategies Fund

Assets

Common Stock

Real Estate	166,980	—	—	166,980

Real Estate Investment Trust	14,112,677	5,406,916	—	8,705,761

Common Stock — Measured at NAV(1)

Real Estate Investment Trust	1,721,792	—	—	—

U.S. Senior Loans

Real Estate	2,469,197	—	—	2,469,197

Preferred Stock

Real Estate	2,180,306	—	—	2,180,306

Revolving Credit Note	1,534,480	—	—	1,534,480

Asset-Backed Securities	544,163	—	544,163	—

Agency Collateralized Mortgage Obligation	22,025	—	22,025	—

Rights

Financials	—	—	—	—

Cash Equivalents	554,692	554,692	—	—

Total Assets	23,306,312	5,961,608	566,188	15,056,724

Liabilities

Securities Sold Short

Reverse Repurchase Agreements	(305,000)	—	(305,000)	—

Common Stock

Real Estate Investment Trust	(2,877,573)	(2,877,573)	—	—

Total Liabilities	(3,182,573)	(2,877,573)	(305,000)	—

Total	20,123,739	3,084,035	261,188	15,056,724

(1)

Certain investments measured at fair value using net asset value per share (or its equivalent) as a practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in these tables are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Investment Portfolio.

Amounts	designated as (-) are $0.

ANNUAL REPORT | 18

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2025.

Issuer	Ending Value as of December 31, 2024	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)		Return of Capital	Ending Value as of December 31, 2025	Change in Unrealized Appreciation (Depreciation) from Investments held at December 31, 2025

Common Stock

NRES CMP Holdco	$1,508,452	$—	$—	$—	$(29,974)	$(31,498)	$215,000	$(1,500,000)		$5,000	$166,980	$(31,499)

Ground Lease	1,737,900	—	—	—	—	(141,100)	—	(200,000)		—	1,396,800	(141,100)

United Development Funding IV, REIT	234,872	—	—	—	—	(174,393)	—	—		(60,479)	—	—

NexPoint Storage Partners, Inc.	929,509	—	—	—	—	(190,971)	25,389	—		—	763,927	(190,971)

NRESF REIT SUB, LLC	5,208,173	—	—	—	—	(985,798)	178,037	—		—	4,400,412	(985,798)

NRES REIT SUB II, LLC	2,153,021	—	—	—	—	(59,274)	—	—		(290,000)	1,803,747	(59,274)

Dreamscape Entertainment Properties, Inc.	1,306,500	—	—	—	—	(965,625)	—	—		—	340,875	(965,625)

Preferred Stock

IQHQ, Inc., Series D-1	2,106,000	—	—	—	—	317,210	—	—		(354,170)	2,069,040	317,210

IQHQ, Inc., Series E-1	111,620	—	—	—	—	18,121	—	—		(18,475)	111,266	18,121

U.S. Senior Loan

NRES Storage Partners Operating Co., LLC	1,987,600	—	—	—	—	(5,380)	—	(600,000	)(1)	—	1,382,220	(5,380)

NexPoint SFR Operating Partnership L.P.	97,150	—	—	—	—	2,850	—	(100,000	)(1)	—	—	—

NRES SPE, LLC Promissory Note Term Loan	—	—	—	—	—	—	726,900	—		—	726,900	—

NRES GERONIMO, LLC	578,782	—	—	—	—	13,191	112,028	(343,924	)(1)	—	360,077	13,191

Revolving Credit Note

IQHQ, LP	1,400,000	—	—	—	—	(17,537)	152,017	—		—	1,534,480	(17,537)

Rights

Ready Capital(2)	—	—	—	—	—	—	—	—		—	—	—

Warrants

IQHQ, Inc	628,617	—	—	—	—	(368,320)	—	(260,297	)(3)	—	—	—

Total	$19,988,196	$—	$—	$—	$(29,974)	$(2,588,524)	$1,409,371	$(3,004,221)		$(718,124)	$15,056,724	$(2,048,662)

(1)	Sales resulting from transfer in-kind and/or paydown at par. No realized gain (loss) associated with these transactions.
(2)

The Fund holds a rights position received as a result of a corporate action. These rights do not have a quoted market price and are not actively traded. Accordingly, the rights are included in the Level 3 category and are reported at a fair value of $0.

(3)	Exercised at cost, resulting in no realized gain or loss.

Amounts designated as (—) are $0.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

ANNUAL REPORT | 19

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

For the year ended December 31, 2025, there were no transfers in or out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at December 31, 2025	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value(s))
Common Stock	$8,872,741	Transaction Indication of Value	Net Asset Value	$11.60
		Multiples Analysis	NAV / sh multiple	0.85x - 1.10x (0.96x)
		Discounted Cash Flow	Discount Rate	7% - 13.00% (9.67%)
		Direct Capitalization Method	Capitalization Rates	5.00% - 6.00% (5.50%)
Preferred Stock	2,180,306	Discounted Cash Flow	Discount Rate	15.50% - 17.51% (16.51%)
U.S. Senior Loan	2,469,197	Discounted Cash Flow	Discount Rate	6.08% - 12.50% (8.92%)
Revolving Credit Note	1,534,480	Discounted Cash Flow	Discount Rate	12.50% - 14.50% (13.50%)
Rights	—	Transaction Indication of Value	N/A	N/A

Total	$15,056,724

Amounts designated as (—) are $0.

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock positions are the NAV, market adjustment, discount rate, capitalization rates, NAV per share multiple and discount to NAV. A significant increase (decrease) in these inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s U.S. senior loans is the discount rate. A significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s warrants is the volatility. A significant increase (decrease) in this input in isolation could result in a significantly lower (higher) fair value measurement.

In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Investment Portfolio and Statement of Assets and Liabilities.

The investment measured at fair value using the NAV per share practical expedient has an investment strategy of a private Life Sciences REIT. This private Life Sciences REIT does not permit redemptions.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ANNUAL REPORT | 20

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2025, the Fund did not incur any interest or penalties.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

The Fund did not pay any federal or state and local income taxes. The Fund may have paid income taxes in foreign jurisdictions for the year ended December 31, 2025. Taxes paid to specific jurisdictions, if applicable, represent less than 5% of income taxes paid (net of refunds received).

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

ANNUAL REPORT | 21

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $2,910,073 was held with the broker for the Fund. Additionally, securities valued at $2,287,583 were posted in the Fund’s segregated account as collateral. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction breakup fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Practical Expedient

Pursuant to ASC Topic 820, Fair Value Measurement, the Fund may elect to use net asset value per share or its equivalent as a practical expedient to measure the Company’s interest in Real Estate investments at fair value, unless it is probable that the investment will be sold at a value different from its NAV. However, in order for the Company to use this methodology, the company must calculate NAV in a manner consistent with the measurement principles established by ASC Topic 820. The Fund is using the practical expedient.

Note 3. Derivative Transactions

The Fund is subject to equity rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time

ANNUAL REPORT | 22

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid. For the year ended December 31, 2025, the Fund did not invest in options during the year.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

For the year ended December 31, 2025, the Fund did not have any derivative activity during the year.

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences may include (but are not limited to), losses deferred due to wash sale transactions, partnerships, paydowns and reclasses relating to real estate investment trusts. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The actual character of amounts received is not known until after the REIT’s fiscal year end, and this amount may be revised after the tax reporting period concludes. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund.

For the year ended December 31, 2025, permanent differences chiefly resulting from return of capital distributions paid by the Fund and the tax treatment of partnership investments were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)

$82,887	$(82,887)

For the year ended December 31, 2025, the Fund’s components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)

$—	$(8)	$(1,743,224)	$(3,223,026)

For the year ended December 31, 2025, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

2025

No expiration Short Term	$87,056

No expiration Long Term	1,656,168

Total	1,743,224

The tax character of distributions paid during the year ended December 31, 2025 (unless otherwise indicated) is as follows:

Distributions Paid From:	2025	2024

Ordinary Income(1)	$22,539	$1,274,137

Realized Gains	—	—

Return of Capital	2,882,254	1,961,806

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

ANNUAL REPORT | 23

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

Unrealized appreciation and depreciation at December 31, 2025, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost

$3,747,020	$(6,970,046)	$(3,223,026)	$24,742,685

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, partnership and consent dividend.

Note 5. Reverse Repurchase Agreement

On October 3, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At December 31, 2025, the Fund had investments in reverse repurchase agreements with a gross value of $305,000 which is reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at December 31, 2025 and was held with one broker as indicated on the Investment Portfolio. The collateral pledged for the reverse repurchase agreements, with maturities ranging over 90 days, include Agency Collateralized Mortgage Obligations. The Fund’s average daily balance was $2,422,962 at a weighted average interest rate of 6.13% for the days outstanding.

Note 6. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to any amounts borrowed. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness(1)

12/31/2025	$305,000	8,109.82%

12/31/2024	2,988,000	1,255.18

12/31/2023	6,036,000	771.07

12/31/2022	3,966,000	1,036.22

12/31/2021	29,000	83,209.97

12/31/2020	31,000	54,078.17

12/31/2019	6,459,135	413.72

12/31/2018	3,354,013	519.10

12/31/2017	—	N/A

(1)	As of December 31, 2025, the Fund’s guarantee of debt resulted in an estimated leverage ratio of approximately 2.07%.

Note 7. Investment Advisory, Service and Distribution, Trustee and Other Fees Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. The Fund’s “Average Daily Managed Assets” is an amount equal to the total assets of the Fund, including assets resulting from leverage, less any liabilities not representing leverage. On occasion the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

Service and Distribution Fees

NexPoint Securities, Inc. (the “Distributor”), an affiliate of the Investment Adviser, serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of

ANNUAL REPORT | 24

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of the average net assets of the Class A and Class C Shares.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, expenses payable by the Fund for third party administration services, other capitalized expenditures, expenses in other investment companies, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. Any such recoupment by the Investment Adviser will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement or at the date of the recoupment. The Expense Limitation Agreement will remain in effect until at least May 1, 2026 unless and until the Board approves its modification or termination. The Expense

Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

On December 31, 2025, the amount subject to possible future recoupment under the Expense Limitation were as follows:

Expiring during Fiscal Years Ending December 31,

2026	2027	2028

$438,580	$312,298	$415,416	*

*	The difference between fees waived on the Statement of Operations and fees available to recoup, relate to fees voluntarily waived by the Investment Adviser.

During the year ended December 31, 2025, the Investment Adviser did not recoup any amounts previously waived or reimbursed, and $161,110 of fees previously waived and or reimbursed in the Fund by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such trustee. The Chairman of the Board receives an additional annual payment of $20,000 and the Chairperson of each committee received an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for

ANNUAL REPORT | 25

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Due from Adviser

The balance shown as “Investment adviser fees” on the Statement of Assets and Liabilities represents net amounts due to the Investment Adviser for advisory fees and Fund expenses to be received by the Investment Adviser.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Other Matters

The Investment Adviser has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund.

Certain Skyview personnel are dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Note 8. Repurchase of Shares

Once each quarter, the Fund will offer to repurchase at NAV no more than 5% of the outstanding shares of the Fund (the “Repurchase Offer Amount”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request

Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

The Fund conducted its quarterly tender offer from February 21, 2025, until expiration on March 24, 2025 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 107,970 shares of the Fund were tendered for repurchase at a weighted average price of $16.24/share, constituting approximately 3.92% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from May 16, 2025, until expiration on June 17, 2025 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the second quarter tender offer, 81,281 shares of the Fund were tendered for repurchase at a weighted average price of $14.60/share, constituting approximately 5.00% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from August 15, 2025, until expiration on September 16, 2025 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the third quarter tender offer, 101,000 shares of the Fund were tendered for repurchase at a weighted average price of $13.82/share, constituting approximately 5.00% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from November 14, 2025, until expiration on December 16, 2025 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the fourth quarter tender offer, 96,952 shares of the Fund were

ANNUAL REPORT | 26

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

tendered for repurchase at a weighted average price of $13.90/share, constituting approximately 5.00% of the Fund’s outstanding shares.

Note 9. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s Prospectus and Statement of Additional Information for a full listing of risks associated with the Fund’s investments.

Concentration in Real Estate Securities Risk

Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Debt Securities Risk

When the Fund invests in debt securities, the value of the investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Funds as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments,

ANNUAL REPORT | 27

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Liquidity Risk

There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased

ANNUAL REPORT | 28

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT Risk

Real estate investments trusts may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code, and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Reverse Repurchase Agreement Risk

The Fund may enter into reverse repurchase transactions with Mizuho Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. The securities necessary to cover a short position may not be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery

ANNUAL REPORT | 29

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale delivery obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Fund that are not made “against the box” theoretically involve unlimited loss potential, since the market price of securities sold short may continuously increase. If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2025, were as follows:

Other Securities
Purchases	Sales
$792,860	$8,413,096

ANNUAL REPORT | 30

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the year ended December 31, 2025:

Issuer	Shares at December 31, 2024	Beginning Value as of December 31, 2024	Value of Transfers In	Value of Transfers Out	Purchases at Cost	Proceeds from Sales		Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2025	Shares at December 31, 2025	Affiliated Income

Wholly Owned, Not Consolidated

NRESF REIT SUB, LLC	149,385,399	$5,208,173	$—	$—	$178,037	$—		$—	$—	$(985,798)	$4,400,412	154,944,094	$—

NRES REIT SUB II, LLC	235	2,153,021	—	—	—	—		(290,000)	—	(59,274)	1,803,747	235	—

NRES CMP Holdco	60,377	1,508,452	—	—	215,000	(1,500,000)		5,000	(29,974)	(31,498)	166,980	1,000	—

Other Affiliates

NexPoint Residential Trust, Inc. REIT (Common Stocks)	28,322	1,182,443	—	—	—	—		(58,343)	—	(271,608)	852,492	28,322	—

NexPoint Real Estate Finance (Common Stocks)	281,817	4,421,714	—	—	—	—		(535,603)	—	81,877	3,967,988	281,817	28,032

NexPoint SFR Operating Partnership, LP	100,000	97,150	—	—	—	(100,000	)(1)	—	—	2,850	—	—	2,163

NexPoint Storage Partners, Inc.	1,280	929,509	—	—	25,389	—		—	—	(190,971)	763,927	1,321	—

NRES Storage Partners Operating Co., LLC	2,000,000	1,987,600	—	—	—	(600,000	)(1)	—	—	(5,380)	1,382,220	1,400,000	186,500

NRES GERONIMO, LLC	600,000	578,782	—	—	112,028	(343,924	)(1)	—	—	13,191	360,077	368,103	75,636

NRES SPE, LLC Promissory Note Term Loan	—	—	—	—	726,900	—		—	—	—	726,900	726,900	—

Total	152,457,430	$18,066,844	$—	$—	$1,257,354	$(2,543,924)		$(878,946)	$(29,974)	$(1,446,611)	$14,424,743	157,751,792	$292,331

(1)	Sales resulting from transfer in-kind and/or paydown at par. No realized gain (loss) associated with these transactions.

Amounts designated as “—” are $0.

Note 12. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

At December 31, 2025, the Fund did not have any securities on loan.

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans are not greater than one-third of the value of the Fund’s total assets. BNY charges a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund receives collateral consisting of cash (U.S. and the foreign currency), securities issued or

ANNUAL REPORT | 31

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY reinvests the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions entered into pursuant to the SLA provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 13. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2025, NRESF REIT SUB, LLC was considered a significant subsidiary under Regulation S-X Rule 4-08(g). This subsidiary is wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of this unconsolidated subsidiary is presented below:

NRESF REIT SUB, LLC December 31, 2025
Balance Sheet:

Current Assets	$153,864

Noncurrent Assets	5,487,953

Total Assets	5,641,817

Current Liabilities	10,588

Noncurrent Liabilities	—

Total Liabilities	10,588

Preferred stock ($0.01 par value: 1,000 shares authorized; 125 shares issued and outstanding)	1

Additional paid-in capital	118,749

Accumulated earnings less dividends	2,888,433

Invested equity	2,624,046

Non-controlling interest (consolidated investments)	—

Total Equity	5,631,229

NRESF REIT Sub, LLC For the year ended December 31, 2025
Summary of Operations:

Net Sales	$212,118

Gross Profit	$192,773

Net Income	$62,012

Net income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	15,625

Note 14. Recent Accounting Pronouncement

In this reporting period, the Fund adopted FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

ANNUAL REPORT | 32

Notes to Financial Statements

December 31, 2025	NexPoint Real Estate Strategies Fund

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

ANNUAL REPORT | 33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of NexPoint Real Estate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of

NexPoint Real Estate Strategies Fund (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, transfer agents, issuers, and brokers; when replies were not received from these parties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 5, 2026

ANNUAL REPORT | 34

Additional Information (unaudited)

December 31, 2025	NexPoint Real Estate Strategies Fund

Investment and Strategy Overview

The Fund’s investment objective is to seek long-term total return, with an emphasis on current income

The Fund seeks to achieve its investment objective by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in “real estate and real estate-related securities” (as defined below). In particular, the Fund will pursue its investment objective by investing the Fund’s assets primarily in (1) commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), (2) direct preferred equity and mezzanine investments in real properties (3) equity securities of public (both traded and non-traded) and private debt and equity real estate investment trusts (“REITs”) and/or real estate operating companies (“REOCs”) and (4) opportunistic and value added direct real estate strategies. The Fund will affect its direct real estate strategy through investments in one or more REIT subsidiaries, including through the REIT Subsidiary, which was formed on July 8, 2016. The REIT Subsidiary entered into a separate investment advisory agreement with the Investment Adviser concurrent with its formation.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i)

“interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management.

In addition, subject to the 15% Limitation, (as defined below) the Fund may invest up to 20% of its total assets in equity or debt securities other than real estate and real estate-related securities. The Investment Adviser will evaluate each opportunity within the context of where the Investment Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities. The Investment Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. Also, the Investment Adviser will select investments it believes offer the best potential outcomes and relative risk to assemble the most appropriate portfolio to meet the risk-adjusted return goals of the Fund.

This portfolio construction strategy seeks to (i) recognize and allocate capital based upon where the Investment Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Investment Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

The Fund defines “real estate and real estate-related securities” to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	CMBS, RMBS and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market,

ANNUAL REPORT | 35

Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

and secured, unsecured and/or convertible notes offered by REOCs and REITs;
•	Public REITs;
•	REOCs;
•	Private Real Estate Investment Funds;
•	Public Investment Funds;
•	Real estate exchange-traded funds (“ETFs”); and
•	Non-Traded REITs and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders.

The Fund has not imposed limitations on the portion of its assets that may be invested in any of the categories outlined above other than Private Real Estate Investment Funds. The Fund, however, will limit its investments in Private Real Estate Investment Funds and any other investments that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of its net assets (the “15% Limitation”). Such entities are typically private equity funds and hedge funds. This limitation does not apply to any collateralized loan obligations (“CLOs”), certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act. For purposes of compliance with the 15% Limitation, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings.

Leverage. The Fund incurs leverage as part of its investment strategy. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage, but may incur leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. The Fund may also invest in Private Real Estate

Investment Funds, Public REITs, REOCs and Non-Traded REITs, which may incur higher levels of leverage. Accordingly, the Fund through these investments may be exposed to higher levels of leverage than the Fund is permitted to incur itself, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities. The Fund intends to leverage its portfolio through a master repurchase agreement entered into with Mizuho Securities that allows the Fund to enter into reverse repurchase transactions from time to time pursuant to the terms of the master repurchase agreement.

In addition to any indebtedness incurred by the Fund, any subsidiaries of the Fund, including NRESF REIT SUB, LLC, NRESF REIT SUB II, LLC, and NRES CPM Holdco, LLC (“REIT Subsidiaries”), may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiaries, the Fund or its assets, and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiaries of the Fund that own such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiaries and, therefore, to the Fund. To the extent that any subsidiaries of the Fund, including the REIT Subsidiaries, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such subsidiaries, including the REIT Subsidiaries, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Fund.

Tax Information

For shareholders that do not have a December 31, 2025 tax year end, this notice is for informational purposes only. For shareholders with a December 31,

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

2025 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2025, the following Fund is designating the following items with regard to earnings for the year.

Return of Capital	Ordinary Income Distribution	Total Distribution
99.22%	0.78%	100.00%

Dividend Received Deduction(1)	Qualified Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)
—%	—%	—%	100.00%

Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
—%	—%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Shareholder who are residents of California, Connecticut and New York, these funds have not met the statutory requirements to permit exemption of these amounts from state income tax.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information herein may differ from the information and distributions taxable to the shareholder from the calendar year ended December 31, 2025. Complete information will be computed and reported with your 2025 Form 1099-DIV.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Control Persons and Principal Shareholders

As of December 31, 2025, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund’s outstanding voting securities. Unless otherwise noted, as of December 31, 2025, the

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

only persons known by the Fund to own of record, or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Name and Address	Outstanding Shares Held	Percentage of Class
NexPoint Real Estate Strategies Fund – Class Z

LIBERTY CLO HOLDCO LTD	500,119.62	38.13%

GEORGE TOWN GRAND CAYMAN KY19005

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

Approval of Investment Advisory Agreement

The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes at a meeting called for such purpose.

During a meeting with the Investment Adviser held on August 7, 2025, and separately with independent trustee counsel on August 18, 2025, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at an in-person Board meeting held on September 11-12, 2025.

Following review and discussion of the Agreement and information provided by the Investment Adviser discussed below, at the meeting held on September 11-12, 2025, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on

November 1, 2025. As part of its review process, the Board of Trustees requested, through fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to the Agreement, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other comparable funds managed by the Investment Adviser, if any, that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. Throughout the annual contract renewal process, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and certain advisory fee data to a larger group of comparable funds (the “peer universe”). The Board of Trustees also received data relating to the Fund’s leverage, discount and distribution rates as compared to its peer group.

The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees. The Board of Trustees noted that their evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuance of the Agreement was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the fund industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees also were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management, as applicable. The Board of Trustees also reviewed and discussed, information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements, and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered any operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters have not impacted the quality and level of services the Investment Adviser provides to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as applicable, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the NexPoint Fund complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the Investment Adviser’s risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports and interactions during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports provided by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices.

The Board of Trustees reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds as selected by FUSE for various periods ended June 30, 2025 and management’s discussion of the same, including any differences in the Fund’s strategy from the peer group and the effect of market conditions on the Fund’s performance. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year and in past years, as applicable, regarding factors that contributed to the performance of the Fund, including any discussions with the Fund’s portfolio managers.

Among other data relating specifically to the Fund’s performance, the Board of Trustees took note of the peer group selected by FUSE, which consisted of real estate interval funds with similar pricing characteristics. The Board of Trustees further considered that the Fund underperformed its benchmark, the MSCI US REIT Index, for the one-, three- and five-year periods ended June 30, 2025. The Board of Trustees then considered that the Fund had underperformed its peer group median for the one- and three- periods ended June 30, 2025 and had outperformed its peer group median for the five-year periods ended June 30, 2025. The Board of Trustees took into account management’s discussion of the Fund’s performance, including the impact of current market conditions on the Fund’s investment strategy, as well as discussions of certain of the Fund’s holdings.

The Board of Trustees concluded that the Fund’s overall performance or other relevant factors supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incurs in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with the Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and amounts waived and/or reimbursed by the Investment Adviser and whether such fees are appropriate.

The Board of Trustees considered that the Fund’s total net expenses were higher than its peer group median and that the Fund’s contractual advisory fee

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

were was the median of its peer group and that its net management fee (advisory fees plus administrative fees) was below the median of its peer group. The Board of Trustees noted the Fund’s size. The Board of Trustees further took into account management’s discussion of the Fund’s expenses and any amounts waived and/or reimbursed by the Investment Adviser.

The Board also noted the Investment Adviser’s representation that the services provided to the Fund are not duplicative of any advisory services provided to any underlying funds in which the Fund may invest and that, with respect to affiliated funds, the Investment Adviser voluntarily waives the higher of the Fund’s advisory fee or the underlying fund’s advisory fees, for the portion of the Fund’s assets invested in such affiliated fund.

The Board of Trustees considered the so-called “fallout benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, the benefits of scale from investment by the Fund in affiliated funds, if any and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and with respect to the Fund’s investments in one or more other funds in the NexPoint fund complex, the fees paid to the adviser of the underlying fund and its affiliates, if any, with respect to such investments. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

The Board of Trustees examined the profitability of the Investment Adviser. The Board of Trustees also took into consideration the amounts waived and/or reimbursed by the Investment Adviser. After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund, if any, was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees. The Board of Trustees noted that while the Fund does not currently contain breakpoints in its advisory fee schedule, the Fund does benefit from a waiver of a portion of its advisory fees, which the Investment Adviser believes can be more effective than breakpoints at controlling overall costs borne by shareholders and the Board of Trustees took into account management’s discussion of the same. The Board of Trustees also noted the Fund’s fund structure and took into account the Investment Adviser’s discussion of the fee structure. The Board of Trustees also generally noted that, if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees also considered that the Investment Adviser may share potential economies of scale from its advisory business in a variety of ways, including through investments in its business intended to enhance its capabilities and services to the benefit of the Fund and other funds in the retail complex. The Board of Trustees also noted the FUSE report, which compared fees among peers, and included the Fund’s contractual fee schedule at different asset levels.

The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), Highland Global Allocation Fund (“GAF”), Highland Opportunities and Income Fund (formerly Highland Income Fund) (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since March 2016.	Retired.	7	Director of KC Concessions, Inc. (since January 2013); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (since January 2013); Director of Galen Robotics, Inc. (since August 2016); Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); Director and Special Advisor to Vault Data, LLC (since February 2018); and Director of American Association of Professional Baseball, Inc. (since February 2021); Director of National Amateur Fall Baseball Federation (since December 2023) and Executive Director of Kane County Cougars Baseball Foundation Inc. since July 2023 (remaining as Director).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

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Additional Information (unaudited) (continued)

December 31, 2025	NexPoint Real Estate Strategies Fund

Trustees and Officers

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since March 2016; Chairman of the Board since March 2016.	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	7	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Dorri McWhorter (6/30/1973)	Trustee	Infinite Term; Trustee since May 2022.	President & CEO, YMCA of Metropolitan Chicago (2021- Present); Chief Executive Officer, YWCA Metropolitan Chicago (2013- 2021).	7	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC significant background and experience (since 2018); Board Director of Illinois CPA Society (2017-2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (since 2022); Member of Financial Accounting Standards Advisory Council (since 2021); Board Director of LanzaTech Global, Inc. (since 2023).	Significant managerial and executive experience, including experience as president and chief executive officer; in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since March 2016.	President of Rand Advisors, LLC (August 2013 - August 2022); Manager of Turtle Bay Resort, LLC (August 2011-December 2018); and President of Valience Group, LLC since July 2021.	7	None.	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

In light of certain relationships between Mr. Honis and historically affiliated entities of the Investment Adviser, including Highland Capital Management, L.P. (“HCMLP”), arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020.

ANNUAL REPORT | 44

Additional Information (unaudited) (concluded)

December 31, 2025	NexPoint Real Estate Strategies Fund

Trustees and Officers

OFFICERS

Name and Date of Birth	Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupation(s) During Past Five Years

James Dondero (6/29/1962)	President and Principal Executive Officer since March 2016; Indefinite Term.	Founder of NexPoint; Co-founder of Highland Capital Management, L.P. (“HCMLP”) and NexPoint Asset Management, L.P. (“NAM”); Chairman of the Board of NexPoint Residential Trust, Inc. since 2015; NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Texmark Timber Treasury, L.P., Metro-Goldwyn-Mayer and SeaOne Holdings, LLC; Portfolio Manager of GAF, HFRO, NexPoint Even Driven Fund and NexPoint Merger Arbitrage Fund (each a series of HFI); NexPoint Climate Tech Fund (series of NFII); the BDC; and NRESF.

Dustin Norris (1/6/1984)	Executive Vice President since April 2019; Indefinite Term.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NAM from November 2017 until March 2019; Chief Product Strategist at NAM from September 2015 to March 2019; Director of Product Strategy at NAM from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer since March 2016; Principal Financial and Accounting Officer since April 2021; Indefinite Term.	Chief Financial Officer of Skyview Group(1) since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015.

Will Mabry (7/2/1986)	Assistant Treasurer since April 2021; Indefinite Term.	Director, Fund Analysis of Skyview Group(1) since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021; Indefinite Term.	Chief Compliance Officer and Counsel at NexPoint since May 2025. Prior to May 2025, she held this role at Skyview Legal PC beginning in February 2021. Prior to joining Skyview in 2021, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel, and In-House Counsel for HCMLP.

(1)

Certain Skyview personnel are dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

ANNUAL REPORT | 45

Important Information About This Report

Investment Adviser

NexPoint Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Systems, Inc.

210 W 10th, 8th Floor

Kansas City, MO 64105

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

This report has been prepared for shareholders of NexPoint Real Estate Strategies Fund (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpointassetmgmt.com/resources/#forms, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-844-485-9167.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-844-485-9167 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N- PORT are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N- PORT by visiting the Fund’s website at www.nexpointassetmgmt.com.

As required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-844-485-9167.

ANNUAL REPORT | 46

NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

NexPoint Real Estate Strategies Fund

Annual Report, December 31, 2025

www.nexpointassetmgmt.com	NRES-AR-1225

Item 2. Code of Ethics.

(a)

NexPoint Real Estate Strategies Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Dorri McWhorter, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mrs. McWhorter is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,000 for the fiscal year ended December 31, 2024 and $75,000 for the fiscal year ended December 31, 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,000 for the fiscal year ended December 31, 2024 and $8,000 for the fiscal year ended December 31, 2025. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2025.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)100%

(c)100%

(d)N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2025.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)

Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)	Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4e.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Ethan Powell

Dorri McWhorter

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The basis for approval of the approval of the Registrant’s Investment Advisory Agreement is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which NexPoint Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub- adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub- advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)- 6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to clients for which the Company exercises voting authority and discretion, including all accounts, funds, vehicles, and separate client relationships—such as registered investment companies, private funds, pooled investment vehicles, and separately managed accounts—where such voting authority has been delegated to the Company (“Clients”). Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) engage with issuers and ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [.com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [    .com] by the Settlement Designee or by sending voting instructions to [    .com] and [    .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [.com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to SEC examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio managers, who are primarily responsible for the day-to-day management of the Registrant’s portfolio, are James Dondero and Matthew McGraner.

James Dondero – Mr. Dondero is the founder of NexPoint Advisors, L.P. (“NexPoint”) and co-founder of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management, L.P. (“HCMLP”) in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is the portfolio manager of NexPoint’s Merger Arbitrage Fund, Event Driven Fund, and the Credit Catalyst Fund. He also holds various officer and director roles across NexPoint’s publicly traded REITs: NexPoint Residential Trust, Inc. (NYSE:NXRT), which focuses on multifamily assets; NexPoint Real Estate Finance, Inc. (NYSE:NREF), a commercial mortgage REIT; NexPoint Hospitality Trust (TSXV:NHT.U), which focuses on hospitality assets; NexPoint Diversified Real Estate Trust (NYSE:NXDT), which focuses on investing among various commercial real estate property types and across the capital structure. Mr. Dondero also holds director positions with Vinebrook Homes Trust, Inc. and NexPoint Hospitality Trust. He is the chairman of NexBank Capital, Inc., a director of NexBank SSB, and a manager of SeaOne Holdings, LLC.

Matthew McGraner – Mr. McGraner serves as Managing Director, Real Estate at NexPoint; Chief Investment Officer and a member of the investment committee of NexPoint Residential Trust, Inc.; and Chief Investment Officer and Executive Vice President of NexPoint Hospitality Trust, Inc. Prior to his current position he served as Managing Director of Real Estate at HCMLP, which he joined in May 2013. With over a decade of real estate, private equity and legal experience, his primary responsibilities are to lead the strategic direction and operations of the real estate platform at NexPoint, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, capital markets transactions and joint ventures. Mr. McGraner is also a licensed attorney and was formerly an associate at Jones Day, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Prior to joining HCMLP, Mr. McGraner led the acquisition and financing of over $200 million of real estate investments and advised on $16.3 billion of M&A and private equity transactions. Since joining HCMLP in 2013, Mr. McGraner has led the acquisition and financing of over $9.8 billion of real estate investments. Mr. McGraner received a B.S. from Vanderbilt University and J.D. from Washington University School of Law.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2025.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	5	$2,186	1	$38
Other Pooled Investment Vehicles:	3	$5,052	3	$5,052
Other Accounts:	—	$—	—	$—

Matthew McGraner

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	3	$5,052	3	$5,052
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”) and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term “NexPoint” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC March 28th, 2025 (CRD No. 163564).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NexPoint has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NexPoint has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NexPoint furnishes advisory services to numerous clients in addition to the Registrant, and NexPoint may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NexPoint or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NexPoint, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co- investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” including future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, NexPoint will generally pursue the strategy that NexPoint believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to NexPoint’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NexPoint investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. NexPoint personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NexPoint registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NexPoint may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with NexPoint, there may be times when NexPoint has interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates or its historical affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Registrant’s portfolio managers as of December 31, 2025.

Name of Portfolio Managers	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Managers
James Dondero	Over $1,000,000
Matthew McGraner	Over $1,000,000

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $7

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $7

(b)	During the Registrant’s most recent fiscal year ended December 31, 2025, The Bank of New York (“BNY”) served as the Registrant’s securities lending agent.

As a securities lending agent, BNY is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNY, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

Item 18. Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

(a) (1)	Code of Ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2)	Not applicable.

(a) (3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (4) Not applicable

(a) (5) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By (Signature and Title): /s/ James Dondero

James Dondero

President and Principal Executive Officer

Date: March 11, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/ James Dondero

James Dondero

President and Principal Executive Officer

Date: March 11, 2026

By (Signature and Title): /s/ Frank Waterhouse

Frank Waterhouse

Principal Financial Officer,

Principal Accounting Officer

and Treasurer

Date: March 11, 2026